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Exhibit 10.16




                                    AMENDMENT

                                     TO THE

                          LIMITED PARTNERSHIP AGREEMENT

                                       OF

                            CSR - WAHA PARTNERS, L.P.

                               DATED JUNE 27, 2002



                                JANUARY 15, 2003

                 AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT

                                       OF

                            CSR - WAHA PARTNERS, L.P.

         THIS AMENDMENT TO THE LIMITED PARTNERSHIP AGREEMENT is entered into effective January 15, 2003, by and among CSR, LLC (the "General Partner") and those persons listed as Limited Partners on Exhibit A attached hereto.

         This Amendment is made in accordance with ARTICLE VIII. "TRANSFER OF INTERESTS IN THE PARTNERSHIP" Section 8.3 "Limited Partners".

         1. The Limited Partner admitted to the Partnership on June 27, 2002 has sold its ninety-nine (99%) percent limited partnership interest and has deliver a duly executed purchase agreement to the General Partner (the "Substitute Limited Partner");

         2. The General Partner has consented to the sale and transfer of the ninety-nine (99%) percent limited partnership interest to the Substituted Limited Partner as listed on Amended Exhibit A.

         The Admission of the Substituted Limited Partner and the effective date of this Amendment shall be the day and y ear first above written.


GENERAL PARTNER:

CSR, LLC

By:
    -----------------------------------
    Mark A. Bush, Managing Member


LIMITED PARTNER:

BPK RESOURCES, INC.

By:
    -----------------------------------
    John B. Connally, III



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                                AMENDED EXHIBIT A

                         PARTNERS AS OF JANUARY 15, 2003


LIMITED                                   CAPITAL                      PERCENTAGE
PARTNERS                                CONTRIBUTION                    INTEREST
--------                                ------------                    --------
BPK Resources, Inc.                      $2,000,000                      99.0%
5858 Westheimer Street
Suite 709
Houston, Texas  77057

GENERAL PARTNER
---------------

CSR, LLC                                  $4,000                          1.0%
5858 Westheimer Street
Suite 708
Houston, Texas  77057


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